Exhibit 99.1

NEWS RELEASE

Geokinetics Announces Change in Management

HOUSTON, TEXAS — November 8, 2012 — Geokinetics Inc. (the “Company”) (NYSE MKT: GOK) announced that Richard F. Miles has retired from his position as Chief Executive Officer of the Company and as a member of its board of directors, effective as of the close of business November 8, 2012, after five years at its helm.  David J. Crowley, currently President and Chief Operating Officer of the Company, has been appointed to serve as the Company’s President and Chief Executive Officer and to the board of directors of the Company.

William R. Ziegler, Chairman of the board of directors, stated, “Dick Miles has enjoyed an illustrious 46-year career in the seismic industry. He has also provided vision and leadership at key junctures in our company’s history. On behalf of the board, the management and our employees across the globe, I would like to thank Dick for his perseverance in challenging circumstances and wish him a healthy and happy retirement.”

Mr. Miles commented, “The past five years at Geokinetics have been extremely challenging, as we have merged the PGS onshore group and are in the process of clearing up legacy issues and implementing necessary company-wide infrastructure throughout our global operations.  Although the Company faces liquidity issues, operationally, Geokinetics is well positioned today to take advantage of the current market climate, and with David’s strong leadership skills the Company is in good hands to capitalize on those opportunities.”

Mr. Crowley added, “I would also like to acknowledge Dick Miles for his mentoring, his Anglo-American sense of humor and his passion for the people in the seismic business, particularly the people in Geokinetics. I’m looking forward to a bright future with the team at Geokinetics. The energy and talent here is second to none.”

Geokinetics Inc. is a leading provider of seismic data acquisition, seismic data processing services and multi-client seismic data to the oil and gas industry worldwide. Headquartered in Houston, Texas, Geokinetics is the largest Western contractor acquiring seismic data onshore and in transition zones in oil and gas basins around the world. Geokinetics has the crews, experience and capacity to provide cost-effective world class data to its international and North American clients. For more information on Geokinetics, visit http://www.geokinetics.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Geokinetics expects, believes or anticipates will or may occur in the future are forward-looking statements.  These statements include but are not limited to statements about the business outlook, the clearing up of legacy issues and implementation of infrastructure, related financial performance and all statements with respect to future events.  These statements are based on certain assumptions made by Geokinetics.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Geokinetics, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, our ability to implement cost-saving and liquidity enhancing measures and strategic and financial alternatives and other important factors that could cause actual results to differ materially from those projected, or backlog not to be completed, as described in our reports filed with the Securities and Exchange Commission.

Although Geokinetics believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will be correct.  All of Geokinetics’ forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made and Geokinetics undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:

Gary L. Pittman

Chief Financial Officer

(713) 850-7600